MANAGEMENT CONTINUITY PROTECTION PLAN
                     (As of February 24, 1994)

I.    Participants

      All officers of the Company.  It is contemplated

      that the features set forth below would be incorporated in agreements to be entered into between the Company and

      each of such officers.

II.   Change In Control

      Change In Control occurs if and when any "person"

      (as such term is used in Sections 13(d) and 14(d)(2) of the

      Securities Exchange Act of 1934) is or becomes a

      beneficial owner, directly or indirectly, of securities

      of Laclede representing more than fifty percent (50%) of

      the combined voting power of Laclede's then outstanding

      securities or when any such person becomes a beneficial

      owner, directly or indirectly, of at least thirty

      percent (30%) and no more than fifty percent (50%) of

      such securities and a majority of the outside members of

      the Board of Directors decides that a de facto Change in

      Control has occurred.

III.  Termination For "Cause"

      Termination For "Cause" shall be limited to, and

      include, only the following:  (1) the irreversible

      incapacity or disability of a Participant for a period



                                        I. Amended 2/24/94






                                  Page 22
      of six (6) months which renders him unable to perform

      the services for which he is employed; (2) any conduct

      of Participant in the performance of the services to be

      rendered by him and for which he has been employed which

      involves moral turpitude on his part; or (3) the death

      of the Participant.

IV.   Benefits

      If, following a Change In Control, the Participant

      is either terminated (other than for "Cause"), resigns, or retires, such Participant shall be entitled to receive

      at such time a non-discounted lump sum in an amount

      equal to the average annual compensation paid to

      Participant for the five-year period immediately

      preceding cessation of employment by Participant (as

      described in Section 280G(b) (3)(A) of the Internal

      Revenue Code of 1986, as amended), multiplied by:

      (1) in the case of the President or of the Executive

      Vice President, 2.99 times; or (2) in the case of all

      other Participants, 2.00 times.  In the event

      Participant remains employed by the Company*


      ---------------

     *For purposes of this Plan, employment with the Company shall also include employment with any successor of the Company (or with any affiliate of the Company, or affiliate of such successor) following a Change in Control.










                                 Page 23
      subsequent to the Change In Control for a period beyond

      six (6) months following such Change In Control, the

      above benefit shall be reduced as follows:  (1) in the

      case of the President or of the Executive Vice

      President, for each month beyond six months he is

      employed with the Company subsequent to a Change In

      Control the benefit shall be reduced 1/48; or (2) in the

      case of all other Participants, such benefit shall be

      reduced for each month beyond six months he is employed

      with the Company subsequent to a Change In Control by

      1/36.  However, notwithstanding the above, in no event

      shall the benefit be greater than an amount equal to the

      average monthly compensation paid to Participant for the

      five-year period immediately preceding cessation of

      employment multiplied by the number of months remaining

      from such date of cessation of employment until the date

      upon which the Participant would have been 65 years of

      age.

      Moreover, notwithstanding the above, to the extent, if

      any, that any payment or distribution of any portion of

      the benefit described above would trigger any adverse

      tax consequences under Section 280G of the Internal

      Revenue Code of 1986, as amended, or Section 4999 of

      said Internal Revenue Code, as amended, such as loss of

      deductions to the Company, or the payment of an

      additional excise tax by the Participant, or both, then






                                 Page 24
      the benefit shall be reduced to that extent, and to no

      greater extent.


















































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